June 3, 1994

BY DIRECT EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Avnet, Inc.
         Commission File No. 1-4224
         Current Report on Form 8-K

Ladies and Gentlemen:

          We are filing herewith a Current Report on Form 8-K for the above-referenced corporation.

         In accordance with Rule 901(d) of Regulation S-T, a paper copy of the within filing is being forwarded to the Commission today via overnight courier.

Very truly yours,



s/Lisa M. Palumbo
Lisa M. Palumbo
Assistant General Counsel and
 Assistant Secretary

Enclosure
LMP/cem

cc:      New York Stock Exchange, w/paper enclosure,
                  via overnight courier
         Pacific Stock Exchange, w/paper enclosure, via overnight courier

                                           SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549

                                                        FORM 8-K

                                                 Current Report Pursuant
                                              to Section 13 or 15(d) of the
                                             Securities Exchange Act of 1934




         Date of Report (date of earliest event reported) May 25, 1994.

                                     AVNET, INC.
                       (Exact Name of Registrant as Specified in its Charter)

      New York
                           (State or Other Jurisdiction of Incorporation)
         1-4224                                        11-1890605
(Commission File Number)                  (I.R.S. Employer Identification No.)

         80 Cutter Mill Road, Great Neck, New York              11021
            (Address of Principal Executive Offices)               (Zip Code)
                                                    (516)466-7000
                          (Registrant's Telephone Number, Including Area Code)

                                                     N/A
                  (Former Name or Former Address if Changed Since Last Report)

Item 8.     Change in Fiscal Year.

            On May 25, 1994, the Board of Directors of the Registrant amended By-Law No. 48 changing the Registrant's fiscal year end from June 30 of each year to that Friday in each year closest to June 30. The change in Registrant's fiscal year shall commence with the 1994 fiscal year and the transition period resulting from such change will be first reflected in Registrant's Annual Report on Form 10-K for that fiscal year.

                                                       SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 AVNET, INC.
                                                                 (Registrant)



Date: June 3, 1994                    By:      s/RAYMOND SADOWSKI
                                               Raymond Sadowski
                                               Senior Vice President and
                                                Chief Financial Officer